Monaker Group, Inc. 8-K

Exhibit 99.1

Monaker Group and Trisept Solutions Complete Integration; Monaker’s Vacation Rental Booking Engine Available in Trisept’s Synapse Booking Engine

WESTON, FL – May 9, 2019 – Monaker Group, Inc. (NASDAQ: MKGI), a technology leader in the travel and vacation rental markets, today announced that Trisept Solutions, one of the company’s larger contracted travel distributors, has completed beta-testing, certification and production integration of the Monaker Booking Engine (MBE) to search and book Monaker’s 2.6 million vacation rental properties.

“We are pleased to have completed the integration and certification with Monaker,” said John Ische, President of Trisept Solutions and CIO of Apple Leisure Group, who continued, “Monaker’s sizable vacation rental inventory will be accessed easily through our Synapse platform. Soon, more than 100,000 travel agents will have the ability to search and instantly book commissionable vacation rentals, thus expanding their offerings to their travel customers via our VAX VacationAccess marketplace.”

Monaker CEO William Kerby commented, “We are thrilled with the addition of Trisept to our group of live travel distributors accessing and searching our vacation rental offerings and using our booking engine. Trisept’s reach is well known in the travel world and we are pleased to supply our properties to their extensive travel agent base for booking vacation rentals.”

The MBE Application Program Interface (API) provides Monaker’s integrated travel distributors and their downstream partners with the ability to book commissionable vacation rentals within their existing reservation systems from Monaker’s global inventory of vacation rental homes, villas, chalets, apartments, condos, resort residences, and even castles. Because Monaker’s inventory of 2.6 million vacation rental properties are instantly confirmed, rather than having to wait hours or even days for property owners to respond, the vacation rentals can be seamlessly booked alongside air, car and other travel reservations as a complete package.

About Trisept Solutions

Since its founding in 2000, Trisept Solutions®, now a wholly-owned subsidiary of Apple Leisure Group, has been one of the industry’s leading providers of cutting-edge, award-winning technology for travel merchandising and distribution solutions. First to master the concept of dynamic travel packaging in the electronic world, Trisept continues to serve airlines, hotel companies, resorts, tour operators, travel agencies, tourist bureaus, airline alliances, theme parks and other suppliers with its family of technology products. With over 20 years of innovation, end-to-end traveler engagement and billions of transactions processed each year; Trisept is one of the world's most sophisticated travel technology providers.

About Monaker Group

Monaker Group, Inc., is a technology-driven travel company focused on delivering innovation to the alternative lodging rental (ALR) market. The Monaker Booking Engine (MBE) provides access to more than 2.6 million instantly bookable vacation rental homes, villas, chalets, apartments, condos, resort residences, and castles. MBE offers travel distributors and agencies an industry first: a customizable, instant-booking platform for alternative lodging. For more about Monaker Group, visit www.monakergroup.com.

Important Cautions Regarding Forward Looking Statements

This release includes ''forward-looking statements'' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including ''will,'' ''may,'' ''expects,'' ''projects,'' ''anticipates,'' ''plans,'' ''believes,'' ''estimate,'' ''should,'' and certain of the other foregoing statements may be deemed forward-looking statements. Although Monaker believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. All forward-looking statements are expressly qualified in their entirety by the “Risk Factors” and other cautionary statements included in Monaker’s annual, quarterly and special reports, proxy statements and other public filings with the Securities and Exchange Commission (“SEC”), including, but not limited to, the company’s Annual Report on Form 10-K for the period ended February 28, 2018 and the company's subsequently filed Quarterly Reports on Form 10-Q, which have been filed with the SEC and are available at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the company.

Company Contact:

Monaker Group

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

Email: rmarshall@monakergroup.com

Trisept Solutions

Josef Shomperlen

Vice President – Business Development

414-934-1298

jshomperlen@triseptsolutions.com